                                                                [EXECUTION COPY]



                      FIRST AMENDMENT TO CREDIT AGREEMENT
                               AND LIMITED WAIVER


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER, dated as of December 30, 1996 (this "Amendment and Waiver"), to the Existing Credit
                         --------------------
Agreement referred to below, is entered into by and among CABLE TV FUND 14-A, LTD., a Colorado limited partnership (the "Borrower"), the various financial
                                           --------
institutions parties hereto (collectively, the "Lenders"), and THE BANK OF NOVA
                                                -------
SCOTIA ("Scotiabank") as the agent (in such capacity, the "Agent") for the
         ----------
Lenders.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into that certain Credit Agreement, dated as of July 21, 1994 (together with all Exhibits, Schedules and Attachments thereto, in each case as amended or otherwise modified prior to the date hereof, being collectively referred to herein as the "Existing Credit Agreement");
               -------------------------

     WHEREAS, the Borrower has requested the Lenders and the Agent to amend the Existing Credit Agreement in certain respects as set forth below in connection with (i) including as a "Loan" under the Credit Agreement a loan to be made to the Borrower on the First Amendment Effective Date (as defined below) by Scotiabank in the principal amount of $4,700,000 and (ii) the proposed sale of the Turnersville Cable System scheduled to occur in the First Quarter of the 1997 Fiscal Year;

     WHEREAS, the Borrower has also requested the Lenders and the Agent to waive the Borrower's compliance with certain provisions of the Credit Agreement to permit the Borrower to (i) use the proceeds from the $4,700,000 Loan to repay a General Partner Advance and (ii) subject to the consummation of the sale of the Turnersville Cable System, make a cash distribution to the limited partners of the Borrower of sale proceeds in excess of $50,000,000;

     WHEREAS, the Lenders and the Agent are willing, on the terms and conditions set forth below, to amend the Existing Credit Agreement in certain respects as provided herein below (the Existing Credit Agreement, as amended pursuant to the terms of this Amendment and Waiver, being referred to as the "Credit
                                                              ------
Agreement"); and
---------

     WHEREAS, the Lenders and the Agent are willing, on the terms and conditions set forth below, to grant the limited waivers to the Credit Agreement requested by the Borrower;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Agent hereby agree as follows:


                                     PART I

                                  DEFINITIONS

     SUBPART 1.1.  Certain Definitions.  The following terms (whether or not
                   -------------------
underscored) when used in this Amendment and Waiver, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Agent" is defined in the preamble.
      -----                    --------
     "Amendment and Waiver" is defined in the preamble.
      --------------------                    --------
     "Borrower" is defined in the preamble.
      --------                    --------
     "Credit Agreement" is defined in the fourth recital.
      ----------------                    --------------
     "Existing Credit Agreement" is defined in the first recital.
      -------------------------                    -------------
     "First Amendment" is defined in Subpart 4.1.
      ---------------                -----------
     "First Amendment Effective Date" is defined in Subpart 4.1.
      ------------------------------                -----------
     "Lenders" is defined in the preamble.
      -------                    --------
     "Scotiabank" is defined in the preamble.
      ----------                    --------

     SUBPART 1.2.  Other Definitions.  Terms for which meanings are provided in
                   -----------------
the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment and Waiver with such meanings provided therein.

                                    PART II

                               AMENDMENTS TO THE
                           EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the First Amendment Effective Date, and in reliance upon the representations and warranties made herein and (if any) in each other agreement furnished to the Agent and/or any of the Lenders pursuant to the terms hereof or in connection herewith, the parties hereto hereby agree that the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as expressly so amended or modified by
                     -------
this Amendment and Waiver, the Existing Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with their respective terms.

     SUBPART 2.1. Amendments to Article I ("DEFINITIONS AND ACCOUNTING TERMS")
                  ------------------------------------------------------------
of the Existing Credit Agreement.  Article I of the Existing Credit Agreement is
--------------------------------
hereby amended in accordance with Subparts 2.1.1 and 2.1.2.
                                  --------------     -----
     SUBPART 2.1.1. Section 1.1 ("Defined Terms") of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

          "First Amendment" means the First Amendment to Credit Agreement and
           ---------------
     Limited Waiver, dated as of December 30, 1996, among the Borrower, the Lenders parties thereto and the Agent.

          "First Amendment Effective Date" is defined in Subpart 4.1 of the
           ------------------------------
     First Amendment.

     SUBPART 2.1.2. Section 1.1 ("Defined Terms") of the Existing Credit Agreement is hereby further amended as follows:

          (a) The definition of "Conversion Date Amount" is hereby deleted in
                                 ----------------------
     its entirety.

          (b)  The definition of "Term Loan" is hereby amended in its entirety
                                  ---------
     to read as follows:

               "Term Loan" means, with respect to each Lender other than
                ---------
          Scotiabank, the term loan which was, pursuant to Section 3.1 of this Agreement as such Section was in effect immediately prior to the First Amendment Effective Date, deemed to have been made by such Lender on the Conversion Date as a result of the automatic conversion on such date of such Lender's then outstanding Revolving Loans, and, with respect to

          Scotiabank means, collectively, the term loan deemed made by it on the Conversion Date and the Loan made by it on the First Amendment Effective Date.

     SUBPART 2.2.   Amendment to Article II ("COMMITMENTS, BORROWING PROCEDURES
                    -----------------------------------------------------------
AND NOTES") of the Existing Credit Agreement. The first sentence of Section 2.6
--------------------------------------------
("Notes") of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

     Each Lender's Loans (other than Loans made by Scotiabank) shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of the original Commitment Amount, and Scotiabank's Loans (including the Loan made by it on the First Amendment Effective Date) shall be evidenced by a Note payable to the order of Scotiabank in a maximum principal amount equal to the sum of
     (i) Scotiabank's Percentage of the original applicable Commitment Amount and (ii) $4,700,000 (the principal amount of the Loan made to the Borrower by Scotiabank on the First Amendment Effective Date).

     SUBPART 2.3.  Amendment to Article III ("CONVERSION, REPAYMENTS,
                   -------------------------------------------------
PREPAYMENTS, INTEREST AND FEES") of the Existing Credit Agreement. Section 3.1
-----------------------------------------------------------------
("Conversion, Repayments, and Prepayments") of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          SECTION 3.1  Repayments and Prepayments of Term Loans.  The Borrower
                       ----------------------------------------
     shall on the Stated Maturity Date and on each Quarterly Payment Date occurring on or during any period set forth below, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term Loans in an amount equal to the amount set forth below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable (as such amounts may have otherwise been reduced pursuant to this Agreement):

          03/31/1997 through (and
            including) 01/31/1998                $1,588,125

          03/31/1998 through (and
            including) 01/31/1999                $2,646,875

          03/31/1999 through (and
            including) 01/31/2000                $3,705,625

          03/31/2000 through (and
            including) 01/31/2001                $4,764,375

          03/31/2001 through (and
            including) 01/31/2002                $5,293,750

          03/31/2002                             $6,352,500

          Stated Maturity Date                   $6,352,500, or the then
                                                 outstanding principal amount of
                                                 all Term Loans, if different.


          Prior to the Stated Maturity Date, the Borrower

               (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Term Loans; provided, however, that
                             --------  -------

                    (i) any such prepayment shall be made pro rata among Loans
                                                          --- ----
               of the same type and, if applicable, having the same Interest Period of all Lenders;

                    (ii) no such prepayment of any Fixed Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

                    (iii) all such voluntary prepayments shall require at least three but no more than five Business Days' prior notice to the Agent in the case of Fixed Rate Loans, and at least one but no more than five Business Days' prior notice to the Agent in the case of Base Rate Loans; and

                    (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $l,000,000 and an integral multiple of $l00,000; and

               (b) shall, immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3,
                                                 -----------    -----------
          repay all Loans, unless, pursuant to Section 8.3, only a portion of
                                               -----------
          all Loans is so accelerated.

     Each voluntary prepayment of Term Loans made pursuant to the foregoing clause (a) shall be applied, to the extent of such prepayment, in the
     ----------
     inverse order of the scheduled repayments of Term Loans set forth above in this Section 3.1. Each prepayment of any Term Loans
          -----------
     made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.
                           ------------

     SUBPART 2.4.  Amendments to Article VII ("COVENANTS") of the
                   ----------------------------------------------
Existing Credit Agreement.  Article VII of the Existing Credit
-------------------------
Agreement is hereby amended in accordance with Subparts 2.4.1 and
                                               --------------
2.4.2.
------

     SUBPART 2.4.1. Clause (a) of Section 7.2.4 ("Financial Condition") of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          (a) Its Leverage Ratio at any time during the periods set forth below to be greater than the ratio set forth opposite such periods:

               Period               Maximum Leverage Ratio
               ------               ----------------------

          4/1/95 - 3/31/97                    4.5:1
          4/1/97 and Thereafter               3.5:1.

     Additionally, if the Borrower disposes of either the Turnersville Cable System or the Naperville Cable System, the Borrower shall not permit its Leverage Ratio at any time thereafter to be greater than (i) 3.75:1, in the case of a disposition of the Turnersville Cable System, or (ii) 3.0:1, in the case of a disposition of the Naperville Cable System.

     SUBPART 2.4.2. Clause (b) of Section 7.2.10 ("Asset Dispositions, etc.") of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          (a) the resulting transaction consists of a sale of the Turnersville Cable System or the Naperville Cable System and, after giving effect to such transaction (and, if necessary, to the repayment of Loans with the proceeds thereof), the Borrower's Leverage Ratio in effect after such disposition is less than (i) 3.75:1, in the case of a sale of the Turnersville Cable System, or (ii) 3.0:1, in the case of a sale of the Naperville Cable System; or

     SUBPART 2.5.  Amendments to Article X ("MISCELLANEOUS PROVISIONS") of the
                   -----------------------------------------------------------
Existing Agreement.  Section 10.11.1 ("Assignments") of the Existing Credit
-------------------
Agreement is hereby amended by deleting the amount of "$80,000,000" in each of the two places such amount appears in the proviso to the first sentence of such Section and by inserting in each such place the amount of "$84,700,000".

     SUBPART 2.6.  Amendments to Schedules to the Existing Credit Agreement.
                   --------------------------------------------------------
Subject to, and effective upon, the consummation of the sale of the Turnersville Cable System contemplated to occur prior to the end of the first Fiscal Quarter of the 1997 Fiscal Year pursuant to that certain Purchase and Sale Agreement, dated as of March 28, 1996, between the Borrower and Lenfest Atlantic, Inc., the Schedules to the Existing Credit Agreement are hereby amended to delete all references to the Turnersville Cable System.

     SUBPART 2.7. Amendment to Schedule II to the Existing Credit Agreement.
                  ---------------------------------------------------------
Schedule II to the Existing Credit Agreement is hereby amended in its entirety to read as set forth on Annex I attached hereto.
                        -------

                                    PART III

                                LIMITED WAIVERS

     Effective on (and subject to the occurrence of) the First Amendment Effective Date and the modification of the Existing Credit Agreement in accordance with Part II of this Amendment and Waiver, and in reliance upon the
                -------
representations and warranties made herein and (if any) in each other agreement furnished to the Agent and/or any of the Lenders pursuant to the terms hereof or in connection herewith, the Lenders hereby agree to grant the limited waivers set forth in this Part III. Except as expressly so modified by the limited
                  --------
waivers set forth in this Part III, the Credit Agreement and each other Loan
                          --------
Document shall continue in full force and effect in accordance with their respective terms.

     SUBPART 3.1.  Limited Waiver of Section 7.2.6 ("Restricted Payments") of
                   ----------------------------------------------------------
the Credit Agreement.  Compliance by the Borrower with the provisions of Section
--------------------
7.2.6 of the Credit Agreement is hereby waived through (and including) the end of the first Fiscal Quarter of the 1997 Fiscal Year to the extent (and only to the extent) necessary to permit the Borrower to, subject to the consummation of the sale of the Turnersville Cable System in accordance with Section 7.2.10 of the Credit Agreement (as well as to the repayment of the Loans as contemplated in the following proviso) , make a one-time cash distribution to the limited partners of the Borrower in an aggregate amount not to exceed that amount of the aggregate sale proceeds resulting from such sale which are in excess of $50,000,000; provided, that the foregoing limited waiver shall terminate and an
             --------
immediate Event of Default shall be deemed to have occurred pursuant to Section
8.1.3 of the Credit Agreement and/or Section 8.1.1 of the Credit Agreement, as the case may be, if either (X) the Borrower's consummation of the sale of the Turnersville Cable System is in any way not in accordance with the terms and conditions of Section 7.2.10 of the Credit Agreement, or (y) the Borrower fails to contemporaneously with (or immediately following) the consummation of the sale of the Turnersville Cable System, make a prepayment of the Loans then outstanding in accordance with
Section 3.1 of the Credit Agreement in an aggregate amount of at least $50,000,000.

     In addition, each of the Lenders, by its signature below, hereby acknowledges and agrees, and hereby authorizes the Agent, immediately prior to or contemporaneously with the consummation of the sale of the Turnersville Cable System, as contemplated under that certain Purchase and Sale Agreement, dated as of March 28, 1996, between the Borrower and Lenfest Atlantic, Inc., to terminate and release (without recourse and without representation or warranty) , all Liens on the personal property and the real property of the Borrower constituting any part of the Turnersville Cable System. In furtherance of the foregoing, the Agent shall at such appropriate time execute and deliver to the Borrower (or such other Person designated by the Borrower in writing to the Agent) Uniform Commercial Code Form UCC-3 release statements pertaining to the Liens of the Agent in such personal property and a release of mortgage pertaining to the mortgage in respect of such property.


                                    PART IV

                          CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1.  First Amendment Effective Date.  This Amendment and Waiver
                   ------------------------------
(and the amendments, waivers and modifications contained herein) shall become effective, and shall thereafter be referred to as the "First Amendment", on the
                                                       ---------------
date (the "First Amendment Effective Date") when all of the conditions set forth
           ------------------------------
in this Subpart 4.1 have been satisfied.
        -----------

     SUBPART 4.1.1.  Execution of Counterparts.  The Agent shall have received
                     -------------------------
counterparts of this Amendment and Waiver, duly executed and delivered on behalf of the Borrower, the Agent and each of the Lenders.

     SUBPART 4.1.2.  General Partner's Certificate.  The Agent shall have
                     -----------------------------
received from the General Partner, a certificate of the Secretary or an Assistant Secretary of the General Partner, dated the date of the First Amendment Effective Date, as to:

          (a) a certificate of good standing for the Borrower issued by the jurisdiction in which it is organized, dated as of a date reasonably close to the First Amendment Effective Date,

          (b) a certificate of good standing for the General Partner issued by the jurisdiction in which it is organized, dated as of a date reasonably close to the First Amendment Effective Date,

          (c) all action necessary for the execution, delivery and performance of this Amendment and Waiver, the replacement Note, and each other Loan Document by the General Partner, as the general partner of the Borrower, together with copies of all resolutions to such effect attached thereto, and

          (d) the incumbency and signatures of those officers of the General Partner authorized to act on behalf of and bind the General Partner, in its capacity as general partner of the Borrower, with respect to this Amendment and Waiver, the replacement Note and each other Loan Document executed or to be executed by it in connection herewith, which certificate each Lender may conclusively rely upon until it shall have received a further certificate from the General Partner canceling or amending such prior certificate.

     SUBPART 4.1.3.  Other Requested Documents or Certificates. The Agent shall
                     -----------------------------------------
have received in form and substance satisfactory to the Agent such other documents (certified if requested) or certificates as the Agent (or any Lender through the Agent) may reasonably request with respect to this Amendment and Waiver, the replacement Note, any other Loan Document or any Organic Document or approval.

     SUBPART 4.1.4.  Delivery to Scotiabank of a Borrowing Request and a
                     ---------------------------------------------------
Replacement Note for Additional $4,700,000 Loan.  Scotiabank shall have
-----------------------------------------------
received, for its own account, a replacement Note, in form similar to Exhibit A to the Existing Credit Agreement and satisfactory in all respects to Scotiabank, duly executed and delivered by the Borrower and in a maximum aggregate principal amount equal to $29,700,000, such amount representing the aggregate principal amount of Scotiabank's Term Loan as of the First Amendment Effective Date. Such replacement Note issued on the First Amendment Effective Date shall be issued in substitution and exchange for, and not in satisfaction or payment of, the existing Note of Scotiabank executed and delivered by the Borrower pursuant to the Existing Credit Agreement, and the Indebtedness (together with the obligation to pay accrued interest thereon) originally owing to Scotiabank and to be evidenced by Scotiabank's replacement Note delivered pursuant to this Amendment and Waiver shall be (and the Borrower hereby acknowledges and agrees that such Indebtedness, as so increased in connection with the Loan made to the Borrower by

Scotiabank on the First Amendment Effective Date, is) a continuing Indebtedness, and nothing herein contained shall be construed to release or terminate any Lien or security interest given to secure such Indebtedness (as so increased) . Scotiabank shall have also received, for its own account, a borrowing request, in form similar to Exhibit B to the Existing Credit Agreement and satisfactory in all respects to Scotiabank, for the borrowing contemplated to be made on the First Amendment Effective Date and the delivery of such borrowing request and the acceptance by the Borrower of the proceeds of such borrowing shall constitute a representation and warranty by the Borrower that on the date of such borrowing (both immediately before and after giving effect to such borrowing and the application of the proceeds thereof) the statements made in
Section 5.2.1 of the Credit Agreement are true and correct.

     SUBPART 4.1.5.  Expenses. etc.   The Agent shall have received for its own
                     -------------
account, or for the account of such Lender(s) , as the case may be, all fees, costs and expenses due and payable as of the First Amendment Effective Date.

     SUBPART 4.1.6.  Opinions of Counsel.  The Agent shall have received an
                     -------------------
opinion of Elizabeth Steele, Esq., general counsel to the General Partner of the Borrower, dated the First Amendment Effective Date, in form and substance satisfactory to the Agent.

     SUBPART 4.1.7.  Legal Details  etc.   All documents executed or submitted
                     ------------------
pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment and Waiver shall be satisfactory to the Agent and its counsel.


                                     PART V

                        MISCELLANEOUS; REPRESENTATIONS

     SUBPART 5.1.  Cross-References.  References in this Amendment and Waiver to
                   ----------------
any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendment and Waiver.

     SUBPART 5.2.  Loan Document Pursuant to Existing Credit Agreement.  This
                   ---------------------------------------------------
Amendment and Waiver is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement (and, following the First Amendment Effective Date, the Credit Agreement).

     SUBPART 5.3.  Successors and Assigns.  This Amendment and Waiver shall be
                   ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 5.4.  Full Force and Effect; Limited Amendment.  Except as
                   ----------------------------------------
expressly amended or waived hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents .

     SUBPART 5.5.  Payment of Fees and Expenses.  The Borrower hereby agrees to
                   ----------------------------
pay and reimburse the Agent for all of its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and Waiver and related documents, including all reasonable fees and disbursements of counsel to the Agent.

     SUBPART 5.6.  Counterparts.  This Amendment and Waiver may be executed by
                   ------------
the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.7.  Governing Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY
                   -------------
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     SUBPART 5.8.  Representations.  In order to induce the Lenders and the
                   ---------------
Agent to enter into this Amendment and Waiver, the Borrower hereby represents and warrants as follows:

          (a) the execution and delivery of this Amendment and Waiver and the performance by the Borrower of its obligations hereunder, under each other Loan Document, under the Existing Credit Agreement as amended hereby and, upon the occurrence of the First Amendment Effective Date, under the Credit Agreement are within the Borrower's partnership powers, have been duly authorized by all necessary partnership action, have received all necessary governmental approvals (if any shall be required and other than as set forth in Item 6.3 of the Disclosure Schedule), and do not
     (i) contravene the Borrower's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or (iii) result in, or require the creation or imposition of, any Lien on any of Borrower's properties (other than pursuant to a Loan Document); and

          (b) this Amendment and Waiver, each other Loan Document, the Existing Credit Agreement as amended hereby and, upon the occurrence of the First Amendment Effective Date, the Credit Agreement are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

     SUBPART 5.9.  Adjusted Percentages.  Each of the Lenders, by its signature
                   --------------------
below, hereby acknowledges and agrees that upon the occurrence of the First Amendment Effective Date, such Lender's Percentage for purposes of the Credit Agreement shall be as set forth opposite its signature hereto, as such percentage may be amended from time to time hereafter pursuant to any Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11 of the Credit Agreement.

                        [THE REMAINDER OF THIS PAGE HAS
                         BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                             CABLE TV FUND 14-A, LTD

                             By:  JONES INTERCABLE, INC., as
                                 General Partner


                             By /s/ J. Roy Pottle
                               -----------------------------
                               Title:J. ROY POTTLE
                                     VICE PRESIDENT/TREASURER

PERCENTAGES
-----------

35.0649351%                  THE BANK OF NOVA SCOTIA,
                               as Agent and as a Lender


                             By /s/ [SIGNATURE APPEARS HERE]
                               -----------------------------
                               Title:  Authorized Signatory


29.5159386%                  TORONTO DOMINION (TEXAS), INC.


                             By /s/ Frederic Hawley
                               -----------------------------
                               Title:  VICE PRESIDENT


17.7095632%                  ROYAL BANK OF CANADA
                             GRAND CAYMAN (NORTH AMERICAN NO. 1) BRANCH


                             By /s/ [SIGNATURE APPEARS HERE]
                               -----------------------------
                               Title: Service Manager


17.7095632%                  FLEET NATIONAL BANK


                             By /s/ [SIGNATURE APPEARS HERE]
                               -----------------------------
                               Title: